Exhibit 99.1

SOLID PORTFOLIO. SOLID FUTURE. 2014 Annual Meeting Tony Jensen President, CEO and Director November 2014

November 2014 2 Cautionary Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : the production estimates from the operators of the Company’s properties ; the ramp - up and estimated metal recoveries of the Mt . Milligan mine ; construction progress at the Phoenix project ; CORE stockholder approval of the transaction contemplated by the Master Agreement between CORE and the Company ; development, permitting and exploration activity at Tetlin and Ilovitza ; anticipated growth in the volume of metals subject to the Company’s royalty interests ; and statements or estimates regarding projected steady, increasing or decreasing production and estimates of timing of commencement of production from operators of properties where we have royalty interests, including operator estimates . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to a new mine being developed and operated by a base metals company ; changes in gold, silver, copper, nickel and other metals prices ; performance of and production at the Company’s royalty properties ; unexpected operating costs ; decisions and activities of the Company’s management ; decisions and activities of the operators of the Company’s royalty and stream properties ; changes in operators’ mining and processing techniques or royalty calculation methodologies ; resolution of regulatory and legal proceedings (including with Vale regarding Voisey’s Bay) ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; discontinuance of exploration activities by operators ; economic and market conditions ; operations on lands subject to First Nations or Native American jurisdiction in Canada and the United States ; the ability of operators to bring non-producing and not yet in development projects into production and operate in accordance with feasibility studies ; challenges to the Company’s royalty interests, or title and other defects in the Company’s royalty properties ; errors or disputes in calculating royalty payments, or payments not made in accordance with royalty agreements ; future financial needs of the Company ; the impact of future acquisitions and royalty and streaming financing transactions ; adverse changes in applicable laws and regulations ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . The Company and its affiliates, agents, directors and employees accept no liability whatsoever for any loss or damage of any kind arising out of the use of all or any part of this material . Endnotes located on page 19.

November 2014 3 Fiscal 2014 Highlights and Recent Events Growth Quality Portfolio » Strong volume » Long mine lives » Quality counterparties, jurisdictions and projects » Solid operating margins for underlying properties Opportunities - New Business Value - Financial Performance » Robust balance sheet with >$ 900 million in liquidity » Increased dividend for the 14 th straight year » Strong shareholder returns and outperformance to gold

Calendar year to date production of 137 k oz of payable gold Daily mill throughput averaging 40 . 5 k tonnes per day ( TPD), up from the June quarter Thompson Creek expects to achieve 80% ( 48 k TPD ) of mill throughput design capacity ( 60 k TPD ) by calendar year - end 185 , 000 - 195 , 000 ounces of payable gold production expected by calendar year - end November 2014 4 Growth 0 20 40 60 80 100 120 140 160 180 CQ4 '13 CQ1 '14 CQ2 '14 CQ3 '14 Mt. Milligan reported payable production Production subject to RGLD stream (payable production *.5225) RGLD gold received to date Cumulative ounces (thousands) Gold in the system of ~39koz at Sept 30 Mt. Milligan Ramp Up 0 10 20 30 40 Dec 2013 Quarter - Actual Mar 2014 Quarter - Actual June 2014 Quarter - Actual Sept 2014 Quarter - Actual Qtrly Run Rate at Design Capacity Est. Mt. Milligan payable gold ounces 1 in thousands to Royal Gold

5 Royalty: 2.0% NSR Reserves 4,5 : 11.6M oz (Au), 605M oz (Ag) Estimated Mine Life 4 : 13 Years Royalty 3 : 75 % of Au production (NSR) Reserves 2 : 1.8M oz (Au) Estimated Mine Life: 20+ Years Andacollo 15% or $10.5M Contribution to FY2015 Q1 revenue Peñasquito 10% or $7.1M Contribution to FY2015 Q1 revenue Voisey’s Bay 8 % or $ 5.6M Mt. Milligan Contribution to FY2015 Q1 revenue 29% or $ 19.7M Strong Volume Royalty 6 : 2.7 % NSR Reserves 2 : 0.9B lbs (Ni); 0.5B lbs (Cu) Estimated Mine Life: 20+ Years 7 Royalty: 52.25% of payable gold 1 Reserves 2 : 6.0M oz (Au) Estimated Mine Life: 20+ Years Contribution to FY2015 Q1 revenue November 2014 Portfolio Strength

0 5 10 15 20 25 0 100 200 300 400 500 600 700 800 900 1000 $ Millions Initial investment Cumulative net revenue through June 30, 2014 Estimated remaining mine life November 2014 6 Portfolio Strength Long mine lives amongst largest investments Estimated Years of Remaining Mine Life

Portfolio Strength

Focused investment criteria yields a world class portfolio

Counterparty — 56% of our FY2014 revenues from investment-grade rated companies[1]

Place — Over 92% of our reserves from S&P "A" or higher rated countries[1]

Project — Weighted average cash cost ~$576/GEO, gross margin of 57% for underlying properties in H1 CY2014[2]



89% of FY2014 Production

Andacollo, Peñasquito, Voisey's Bay, Mt. Milligan, Cortez, Goldstrike

November 2014 ROYAL GOLD, INC 7

November 2014 8 Portfolio Strength 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Cash Margin by Operating Property, First Half 2014 The operators of our royalties and streams recognized an average 57%, or $576 per gold equivalent ounce, gross margin in the first half of 2014 on properties subject to our interest 57% average

9 New Business: Cortez NVR1 NVR1 Crossroads November 2014 Operator: Barrick Location: Nevada Purchased additional interests in the existing NVR1 royalty covering certain portions of the Pipeline Complex The NVR1 royalty rate attributable to our interest increased from 0.39% to 1.01% outside of the Crossroad Claims and from zero to 0.62% within the Crossroad Claims

Operator : Barrick Location: Approximately four miles from the Cortez mine in Nevada Royalty: 1.0% NSR (Au) on a portion of the deposit ( depicted at right) Measured and Indicated Resource (entire deposit): 10M oz (Au)* Resource expansion potential Significant infrastructure in the area 10 New Business: Goldrush Project Base Map Source: Barrick’s Annual Shareholder Meeting (4/24/13) November 2014 * Note to US Investors: The US Securities and Exchange Commission permits US listed mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. Barrick uses certain terms, such as measured and indicated resource, which the SEC guidelines strictly prohibit US registered companies from including in their filings with the SEC. US Investors are urged to consider closely the disclosure in Barrick Gold’s Form 10 - K which may be obtained from the SEDAR website.

Operator: Rubicon Minerals Location: Red Lake, Ontario Investment of $75 million to Rubicon Minerals in five installments Stream : 6.3 % of Au production (until 135,000 ounces), 3.15 % thereafter; delivery payment of 25% of spot price at time of delivery LOM projected production : 2.19M oz ( Au) 1 ; e stimated average annual production: 165,300 oz 1 Estimated mine life : 13 years 1 ; production s tart - up : mid - 2015 2 11 New Business: Phoenix Project Head Frame with Ore Bin, April 2014 Rubicon Minerals photo of Phoenix mill construction, September 2014 Aerial View, June 2014 November 2014

12 New Business: Ilovitza Project Operator: Euromax Resources Location: Ilovitza , Macedonia Production startup planned for 2018 Current reserve of 2.45 million ounces of gold, 905 million pounds of copper, 23 year mine life Royal Gold will make two advance payments totaling $15 million towards completion of the definitive feasibility study and permitting on the Ilovitza project, followed by payments aggregating $160 million towards project construction, subject, in each case, to certain conditions In return, Euromax will deliver physical gold equal to 25% of gold produced from the Ilovitza project until 525,000 ounces have been delivered, and 12.5% thereafter. Royal Gold’s purchase price per ounce will be 25% of the spot price at time of delivery View towards Ilovitza village Core shed, Ilovitza November 2014

13 New Business: Tetlin E xploration P roject Location: Near Tok , Alaska, on the Alcan highway, via an all - weather gravel road 700,000 acre property located within the Tintina Gold Belt Royal Gold purchased a 2.0% NSR and a 3.0% NSR on the property in late September Royal Gold signed a master agreement to enter into a JV with Contango Ore for exploration and development of the project » Subject to Contango Ore shareholder approval » $5 million upfront, option to earn up to 40% interest by investing up to $30 million (including initial $5 million) 130 drill holes and 28,000 meters of drilling focused on a 60 acre portion of the property known as the Peak zone , which is one target within the larger Chief Danny prospect Peak zone resources. Source: Contango Ore Note: The US Securities and Exchange Commission permits US listed mining companies to disclose in their SEC filings only information about “reserves,” or that part of a mineral deposit which could be economically and legally extracted or produced. Contango ORE uses the terms “indicated resources” and “inferred resources,” which are much less certain as to existence and the ability to legally and economically produce. It cannot be assumed that all or any portion of inferred resources exists or will be converted to a higher resource or reserve category. Investors are urged to carefully consider the disclosure in Contango ORE’s public disclosures, which may be obtained from the SEC’s website . November 2014

November 2014 14 Capital to invest… ~$900 million uncommitted at a time when royalty/stream financing is needed * Includes current commitments outstanding at 9 - 30 - 14 for Goldrush ($ 7M), Phoenix ($ 45M), Ilovitza ($7.5M), and Tetlin ($5M) Conditional commitments for Tulsequah Chief ($45M), Ilovitza ($ 168.5M), Tetlin ($25M) are in the dotted lines $US millions $450M Undrawn Credit $ 1,187 Working capital & undrawn credit at 9 - 30 - 14 - $17.0 Phoenix payment (10 - 3 - 14) - $7.5 Ilovitza initial payment - $7.0 Goldrush - $28.0 Phoenix remaining payments - $5.0 Tetlin joint venture payment $1,123 Estimated liquidity balance before conditional commitments - $ 167.5 Ilovitza 2nd payment and construction payments - $25 Tetlin joint venture payment - $45 Tulsequah Chief $ 885 Estimated l iquidity b alance inclusive of conditional commitments Net of future commitments ($m) Current commitments Conditional commitments $0 $500 $1,000 $1,500 Liquidity at 9/30/2014 Debt and Commitments LTM Operating Cash Flow $ 164M $370M converts due 2019 * $ 737M Working Capita l Financial Performance

November 2014 15 Financial Performance Fiscal Years $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Annual Dividend Per Share Over a decade of increasing dividends and competitive payout ratio 1 Fiscal Years 0% 10% 20% 30% 40% 50% 60% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Dividends Paid as Percentage of Operating C ash Flow 2 DJIA current average: 28% RGLD: 36% in FY2014

November 2014 16 Financial Performance -200 0 200 400 600 800 1000 1200 1400 1600 1800 11/1/01 11/1/02 11/1/03 11/1/04 11/1/05 11/1/06 11/1/07 11/1/08 11/1/09 11/1/10 11/1/11 11/1/12 11/1/13 11/1/14 RGLD +1,080% Gold +311% Percentage change 1 Percentage change in Royal Gold versus the gold price demonstrates our historic outperformance relative to the metal

November 2014 17 What Makes Royal Gold Unique Growth Quality Opportunities Value Near - term growth driven by Mt. Milligan and Phoenix Long mine lives amongst largest investments World class portfolio 14 straight years of dividend growth Competitive payout ratio >$900m uncommitted capital to invest >$ 100m deals are meaningful

SOLID PORTFOLIO. SOLID FUTURE. Endnotes

PAGE 4 GROWTH 1. Full run rate Mt . Milligan gold deliveries considers estimated production of 262 , 000 ounces of gold annually during the first six years ; 195 , 000 ounces of gold thereafter, per Thompson Creek’s National Instrument 43 - 101 technical report filed on SEDAR, under Thompson Creek’s profile, on October 13 , 2011 . Royal Gold’s stream is 52 . 25 % of payable gold, multiplied by a 97 % payable factor . In the December 2013 quarter we received 2 , 149 ounces of physical gold from Mt . Milligan . In the March 2014 quarter Royal Gold received 4 , 780 ounces of physical gold . In the June 2014 quarter we received 21 , 900 ounces of gold and sold 14 , 400 ounces, and had 7 , 800 ounces in inventory at June 30 , 2014 that are not shown on the chart . In the September quarter we received 13 , 600 ounces and sold 15 , 300 ounces, and ended the September quarter with 6 , 100 ounces in inventory . PAGE 5 PORTFOLIO STRENGTH 1. This is a metal stream whereby the purchase price for gold ounces delivered is $ 435 per ounce, or the prevailing market price of gold, if lower ; no inflation adjustment . 2. Reserves as of December 31 , 2013 , a reported by the operator . 3. 75 % of payable gold until 910 , 000 payable ounces ; 50 % thereafter . There have been approximately 217 , 000 cumulative payable ounces produced as of June 30 , 2014 . Gold is produced as a by - product of copper . 4. Updated reserves and mine life per Goldcorp’s technical report dated January 8 , 2014 . 5. Reserves also include 3 . 7 billion pounds of lead and 9 . 0 billion pounds of zinc . 6. Vale is commissioning its new Long Harbour Processing Plant with nickel matte from its Indonesian operations and intends to begin introducing nickel concentrates from Voisey’s Bay in coming quarters . In anticipation of the transition from processing Voisey’s Bay nickel concentrates at Vale’s Sudbury and Thompson smelters to processing at the Long Harbour hydrometallurgical plant, Royal Gold is engaged in discussions with Vale concerning calculation of the royalty once Voisey’s Bay nickel concentrates are processed at Long Harbour . Vale proposed a calculation of the royalty that Royal Gold estimates could result in the substantial reduction of royalty on Voisey’s Bay nickel concentrates processed at Long Harbour . For further information, see Royal Gold’s Annual Report on Form 10 - K, filed with the Securities and Exchange Commission on August 7 , 2014 . 7. Per BoAML 2008 Vale Inco EIS . PAGE 6 PORTFOLIO STRENGTH 1 . The Company’s royalty is subject to a 2 . 0 million ounce cap on gold production, and, as of September 30 , 2014 , approximately 1 . 3 million cumulative ounces of gold have been produced . PAGE 7 PORTFOLIO STRENGTH 1 . Source is S&P Capital IQ September 10 , 2014 for credit ratings and sovereign ratings . 2 . Gross margin calculated by subtracting the operators’ reported operating cost per unit of production from the relevant metals’ average price per unit during the first 6 months of 2014 . PAGE 11 NEW BUSINESS : PHOENIX PROJECT 1. Source is Rubicon Minerals’ October 2014 presentation, available on their website at www . rubiconminerals . com . 2. Source is Rubicon Minerals’ press release dated September 8 , 2014 . PAGE 15 FINANCIAL PERFORMANCE 1. The Company’s history of increasing dividends is not a guaranty that dividends will increase in future years . 2. Data source is S&P Capital IQ, October 15 , 2014 . PAGE 16 : FINANCIAL PERFORMANCE 1. Source is Ycharts , November 11 , 2014 . November 2014 19 Endnotes Many of the matters in these endnotes and the accompanying slides constitute forward looking statements and are subject to numerous risks, which could cause actual results to differ . See complete Cautionary Statement on page 2 .

SOLID PORTFOLIO. SOLID FUTURE. Appendix A: Background

We invest $ in a mining project in exchange for a right to a percentage of metal production Appropriate for any stage of the project life cycle Transactions can be structured to be tax efficient Transactions are often completed on by - product metal production from base metal miners Credibility Established » Represents a well known form of project finance » Common component of a multiple source financing strategy » Advantages relative to traditional financing options such as project debt, equity and joint ventures What We Do – Royalty and Stream Financing Mining Company Royal Gold Percent of Production Cash Life of Mine Upfront Payment Royalty Financing Life of Mine Upfront Payment Delivery Payment ($/ oz ) Stream Financing 21 November 2014

Longevity – in business since 1981 Near - Term Growth – already bought and paid for No cost inflation concerns Quality assets/reputable partners ~ 80% of Revenue => EBITDA $2.1B in investments on the balance sheet and 5.6M oz gold reserves subject to our interest = a portfolio of gold ounces purchased at ~$375/ oz with exploration upside >900m in liquidity to invest Royal Gold The Quality Royalty / Streaming Name to Own Risk Return ETF Physical Gold Index Funds Major Operators Intermediate Operators Exploration Junior Operators 22 November 2014

Gold Price vs US Debt Ceiling $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $0 $500 $1,000 $1,500 $2,000 Historical Gold Price and US Debt Ceiling July 1994 - September 2014 Gold Price (Comex) Debt Limit ($ billions) y = 0.1082x - 302.89 R² = 0.9109 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $0 $5,000 $10,000 $15,000 $20,000 Gold Price US Debt Ceiling ($Billions) Historical Relationship Suggests ~$1500 equilibrium 23 November 2014

SOLID PORTFOLIO. SOLID FUTURE. Appendix B: Property Portfolio

Property Portfolio 25 November 2014

1660 Wynkoop Street Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com SOLID PORTFOLIO. SOLID FUTURE.